UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

May 21, 2024

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State	Commission	IRS Employer
of Incorporation	File Number	Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 8.01 Other Events.

The Board of Directors of Gaucho Group Holdings, Inc. (the “Company”) determined that the Company’s 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”) will be held on Friday, August 16, 2024. Stockholders of record of the Company’s common stock at the close of business on June 21, 2024 will be entitled to notice of, and to vote at, the Annual Meeting.

Pursuant to the advance notice provisions set forth in the Company’s Bylaws, a stockholder intending to present a proposal to be included in the proxy statement for the 2024 Annual Meeting must give timely notice thereof in proper written form to the secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not later than the close of business on the tenth day following the date on which public disclosure of the date of the 2024 Annual Meeting is made. Accordingly, the deadline for the submission of proposals to be included in the proxy statement for the 2024 Annual Meeting is May 31, 2024.

Stockholder proposals, and the notices thereof, must comply with the Company’s Bylaws and the U.S. Securities and Exchange Commission’s (the “SEC”) rules regarding the inclusion of stockholder proposals in proxy materials.

In addition, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice in writing to the secretary of the Company at our principal executive offices that sets forth the information required by Rule 14a-19 under the Exchange Act, no later than June 25, 2024.

Notices of intention to present proposals or nominate directors at the 2024 Annual Meeting, and all supporting information required by SEC rules and our Bylaws, as applicable, must be submitted to: Secretary of Gaucho Group Holdings, Inc., 112 NE 41st Street, Suite 106, Miami, FL 33137.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 21st day of May 2024.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO